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                                                                   EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-82723) and on Form S-8 (Nos. 333-03109, 333-74783, 333-74785, 333-76657, 333-76659 and 333-86893) of Pharmacia &
Upjohn, Inc. of our report dated February 7, 2000, which appears in this Form 10-K. We also consent to the incorporation by reference of such report in the Registration Statement on Form S-4 (No. 333-30824) of Monsanto Company.






PricewaterhouseCoopers LLP



Florham Park, New Jersey
March 17, 2000